AXP(R)
   Global
   Technology
   Fund

2002 ANNUAL REPORT
(Prospectus enclosed)
AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.


American
    Express(R)
  Funds

American
   Express(R)

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents
From the Chairman                                           3
Economic and Market Update                                  4
Fund Snapshot                                               6
Questions & Answers with Portfolio Management               7
The Fund's Long-term Performance                           10
Investments in Securities                                  11
Financial Statements (Portfolio)                           14
Notes to Financial Statements (Portfolio)                  17
Independent Auditors' Report (Portfolio)                   21
Financial Statements (Fund)                                22
Notes to Financial Statements (Fund)                       25
Independent Auditors' Report (Fund)                        31
Board Members and Officers                                 32
Results of Meeting of Shareholders                         35

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2   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

From the Chairman
(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Economic and Market Update
One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Fund Snapshot  AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager  Telis Bersekas
Tenure/since                 6/02
Years in industry               6

Portfolio manager     Nina Hughes
Tenure/since                 6/02
Years in industry               4

FUND OBJECTIVE
For investors seeking long-term capital growth.

Inception dates
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols
A: AXIAX   B: INVBX   C: AXICX   Y: --


Total net assets             $120.7 million
Number of holdings         approximately 70


STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE

VALUE    BLEND    GROWTH

                  X        LARGE

                  X        MEDIUM   SIZE

                  X        SMALL


PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)
Common stocks 87.0%
Preferred stocks and other 2.4%
Bonds 2.0%
Option purchased 0.3%
Cash equivalents 8.3%


TOP FIVE SECTORS
Percentage of portfolio assets

Electronics                                   23.3%

Computer software & services                  22.3

Computers & office equipment                  22.2

Communications equipment & services           11.6

Retail                                         4.0


TOP TEN HOLDINGS
Percentage of portfolio assets

Microsoft                                      4.3%

Ariba                                          4.0

Sun Microsystems                               4.0

BEA Systems                                    3.6

Rational Software                              3.4

Marvell Technology Group                       3.4

Circuit City Stores-Circuit City Group         3.4

Network Associates                             3.2

SAP ADR                                        3.0

Oracle                                         2.9


For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change


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6   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Questions & Answers
   WITH PORTFOLIO MANAGEMENT

Q: How did AXP Global Technology Fund perform for the one-year period ended Oct. 31, 2002?

A: For the period, technology continued to rank among the hardest hit sectors, and stock prices fell dramatically. The Fund slightly underperformed its benchmark, the Lipper Science and Technology Funds Index, during the period, returning -35.62% vs. -33.00%. The Pacific Stock Exchange Technology Index returned -24.86% during the same period.

Q:  Why did the Fund perform this way during the period?

A: Although the Fund's results over the last 12 months have lagged, recent performance has been more encouraging. In the first part of the period, during which technology stocks were grossly out of favor, the Fund suffered from overly aggressive positioning. The previous manager's strategy of investing in very volatile and economically sensitive technology stocks did especially poorly in the difficult market environment. Since then the Fund has achieved much better results under new managers Telis Bertsekas and Nina Hughes, who took over in June 2002. Their investment process relies on rigorous research to find the best companies with the fastest growth rates, while refusing to overpay for these stocks. They also narrowed the focus of the Fund to five core technology areas: software, hardware, semiconductors, networking and computer services. The combination of greater focus and the application of a stricter price discipline have resulted in much better absolute and relative results for the Fund. Software and biotechnology stocks, in particular, were hard hit during the second quarter of 2002. This spread to most technology sectors in the third quarter as volatility accelerated and lack of demand and capital spending weakened company fundamentals.


(bar graph)


PERFORMANCE COMPARISON


For the year ended Oct. 31, 2002

  0%
 -5%
-10%
-15%
-20%
-25%              (bar 2)
-30%              -24.86%  (bar 3)
-35%     (bar 1)           -33.00%
-40%     -35.62%


(bar 1) AXP Global Technology Fund Class A (excluding sales charge) (bar 2) Pacific Stock Exchange Technology Index (unmanaged)
(bar 3) Lipper Science and Technology Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote)> ... many companies' stock prices fell to long-time lows, giving us an opportunity to buy certain issues at exceptional value.(end callout quote)

    However, we aided performance at the end of the period by reducing our exposure to the semiconductor sector, which was especially hard hit by lack of demand for products.

Q:  What changes did you make to the Fund's portfolio?

A. Coinciding with the Fund's management change, we restructured the portfolio this summer in an effort to improve performance in light of the negative market. Our team sought the fastest growing companies while looking for stocks with exceptional value. Growth was relative, however, as forecasts of information technology spending for later in the period fell significantly short of industry expectations. To combat lower forecasts and, subsequently, lower stock prices, we eliminated many positions outside the technology sector.


AVERAGE ANNUAL TOTAL RETURNS
as of Oct. 31, 2002
                        Class A              Class B                 Class C                  Class Y
(Inception dates)     (11/13/96)            (11/13/96)              (6/26/00)                (11/13/96)
                     NAV(1)   POP(2)    NAV(1)   After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
 1 year             -35.62%  -39.34%    -36.11%   -38.67%        -36.11%    -36.11%       -35.63%  -35.63%
 5 years             -6.95%   -8.04%     -7.66%    -7.71%           N/A        N/A         -6.95%   -6.95%
 10 years              N/A      N/A        N/A       N/A            N/A        N/A           N/A      N/A
 Since inception     -5.03%   -5.96%     -5.75%    -5.75%        -51.58%    -51.58%        -5.03%   -5.03%


(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information

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8   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Questions & Answers


    Within the sector, we reduced our exposure in the semiconductor sector and sold some positions in the technology services sector. On the positive side, many companies' stock prices fell to long-time lows, giving us an opportunity to buy certain issues at exceptional value.

    We continued to broaden the Fund's technology holdings throughout the first half of the period, especially in computer-related industries. We believed that adding large-cap technology stocks would help mute some of the volatility in this sector. Stocks of companies in biotechnology and in the medical device industry were also added.

Q:  What is your outlook for the  coming months?

A: We believe information technology spending will pick up over the next six to 12 months and have positioned the Fund to take advantage of a gradual recovery in this area. After two years of a recession in this sector, we look forward to opportunities that arise as company fundamentals improve and growth rates accelerate. This combination also promises to make valuations of companies that are best positioned to take advantage of a recovery more attractive.

    Although no one can predict the timing of a full-blown technology recovery, we will continue to closely monitor individual companies and sub-sectors and look for any opportunities to buy that an eventual change in demand will create for some stocks.

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9   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Technology Fund Class A shares (from 12/1/96 to 10/31/02) as compared to the performance of two widely cited performance indices, the Pacific Stock Exchange Technology Index (PSE/PCX Technology Index) and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GLOBAL TECHNOLOGY FUND

$30,000
         (solid line) AXP Global Technology Fund Class A


$20,000  (dotted line) Morgan Stanley Capital International
                       All Country World Free Index

         (dashed line) Lipper Global Funds Index
$10,000

          `92  `93  `94  `95  `96  `97  `98  `99  `00  `01  `02

(solid line) AXP Global Technology Fund Class A   $6,931
(dotted line) Pacific Stock Exchange Technology Index(1)   $18,134
(dashed line) The Lipper Science and Technology Funds Index(2)   $8,829

(1) Pacific Stock Exchange Technology Index (PSE/PCX Technology Index), an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(2) The Lipper Science and Technology Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average Annual Total Returns
Class A with Sales Charge as of Oct. 31, 2002
1 year                    -39.34%
5 years                    -8.04%
10 years                     N/A
Since inception            -5.96%

Results for other share classes can be found on page 8.

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10   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Investments in Securities
World Technologies Portfolio

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (89.2%)

Issuer                                                Shares                            Value(a)
Aerospace & defense (0.5%)
Rockwell Automation                                    40,000                            $662,000

Communications equipment & services (11.9%)
Advanced Fibre Communications                          40,000(b)                          647,160
Covad Communications Group                            500,000(b)                          690,000
Fairchild Semiconductor Intl Cl A                     185,000(b)                        2,201,500
Flextronics Intl                                      160,000(b,c)                      1,337,600
JDS Uniphase                                          265,000(b)                          593,865
Marvell Technology Group                              260,000(b,c)                      4,214,600
Nokia ADR                                             160,000(c)                        2,659,200
Semtech                                               130,900(b)                        1,849,617
Wavecom ADR                                             4,600(b,c)                        147,890
Total                                                                                  14,341,432

Computer software & services (22.8%)
Adobe Systems                                          25,000                             591,000
Avid Technology                                        20,000(b)                          281,800
BEA Systems                                           545,000(b)                        4,408,505
Borland Software                                       50,000(b)                          671,500
Microsoft                                             100,000(b)                        5,347,000
Network Associates                                    248,800(b)                        3,953,432
Oracle                                                345,000(b)                        3,536,250
Rational Software                                     640,000(b)                        4,236,800
TIBCO Software                                        545,000(b)                        2,725,000
United Online                                         155,000(b)                        1,853,800
Total                                                                                  27,605,087

Computers & office equipment (22.7%)
Apple Computer                                        205,000(b)                        3,294,350
ASML Holding NV                                       130,000(b,c)                      1,118,000
Dell Computer                                          85,000(b)                        2,431,850
First Data                                             85,000                           2,969,900
Gateway                                               220,000(b)                          660,000
Informatica                                           200,000(b)                        1,040,000
Macromedia                                            245,000(b)                        2,746,450
Mercury Interactive                                    20,000(b)                          527,400
MicroStrategy Cl A                                    230,000(b)                        2,822,100
Nassda                                                130,000(b)                        1,233,700
SAP ADR                                               195,000(c)                        3,732,300
Sun Microsystems                                    1,663,000(b)                        4,924,144
Total                                                                                  27,500,194

Electronics (23.9%)
Analog Devices                                         95,000(b)                        2,546,000
Ariba                                               2,105,000(b)                        4,967,799
ATI Technologies                                       85,000(b,c)                        545,700
Corning                                               150,000(b)                          280,500
Integrated Circuit Systems                            140,000(b)                        2,861,600
Intel                                                 189,000                           3,269,700
Micron Technology                                      43,300(b)                          692,800
MKS Instruments                                        20,000(b)                          262,600
NetScreen Technologies                                155,000(b)                        2,041,350
Novellus Systems                                       35,000(b)                        1,106,000
OPNET Technologies                                    100,000(b)                          805,000
STMicroelectronics                                     50,000(c)                          983,500
Taiwan Semiconductor Mfg ADR                          390,000(b,c)                      3,049,800
Texas Instruments                                     205,000                           3,251,300
United Microelectronics ADR                           541,750(b,c)                      2,248,263
Total                                                                                  28,911,912

Miscellaneous (0.5%)
DiamondCluster Intl Cl A                              209,800(b)                          558,068

Multi-industry conglomerates (2.8%)
Accenture Cl A                                        200,000(b,c)                      3,376,000

Retail (4.1%)
Circuit City Stores-
  Circuit City Group                                  420,000                           4,162,200
Tweeter Home
  Entertainment Group                                 100,000(b)                          781,100
Total                                                                                   4,943,300

Total common stocks
(Cost: $103,504,129)                                                                 $107,897,993


See accompanying notes to investments in securities.

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11   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Preferred stocks & other (2.4%)(b,f)

Issuer                                               Shares                             Value(a)
Adaytum Software
  Series E                                            103,719                            $406,579
  Warrants                                              2,006(d)                               --
Agiliti
  Cv Series C                                         550,000(d)                               --
Avasta
  Series B                                            300,820(d)                               --
Avasta E-Services
  Warrants                                            150,410(d)                               --
Bluestream Ventures LP                              2,500,000(e)                        1,843,466
Evoice
  Cv Series D                                         981,091                             550,000
Marketsoft
  Cv                                                  225,410                             112,705
Paxonet Communications                                106,383(d)                               --
Portera
  Series G                                            425,374(d)                               --
Retail Exchange.com                                   314,286(d,g)                             --
  Warrants                                            111,789(d)                               --
Vcommerce
  Cv Series C                                          64,378                               5,150

Total preferred stocks & other
(Cost: $11,281,635)                                                                    $2,917,900


Bonds (2.1%)

Issuer                            Coupon             Principal                          Value(a)
                                   rate               amount
BEA Systems
  Cv
   12-15-06                         4.00%            $900,000                            $740,250
Rational Software
  Cv
   02-01-07                         5.00              900,000                             747,540
Siebel Systems
  Cv
   09-15-06                         5.50            1,050,000                           1,002,750

Total bonds
(Cost: $2,433,356)                                                                     $2,490,540


Option purchased (0.3%)

Issuer                           Contracts           Exercise          Expiration       Value(a)
                                                       price              date
Put
Nasdaq 100 Index                5,800                     $24           Nov. 2002        $420,500
Total option purchased
(Cost: $901,900)                                                                         $420,500


Short-term securities (8.5%)

Issuer                          Annualized            Amount                 Value(a)
                               yield on date        payable at
                                of purchase          maturity
U.S. government agencies
Federal Home Loan Bank Disc Nt
   01-10-03                         1.68%          $1,800,000                          $1,794,715
Federal Natl Mtge Assn Disc Nts
   11-04-02                         1.66            4,000,000                           3,999,263
   11-18-02                         1.65              700,000                             699,422
   12-02-02                         1.69            2,400,000                           2,396,395
   12-20-02                         1.69              500,000                             498,826
   01-22-03                         1.70              900,000                             896,905

Total short-term securities
(Cost: $10,284,904)                                                                   $10,285,526

Total investments in securities
(Cost: $128,405,924)(h)                                                              $124,012,459


See accompanying notes to investments in securities.

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12   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2002, the value of foreign securities represented 19.4% of net assets.

(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Oct. 31, 2002, the amount of capital committed to the LLC or LP for future investment was $1,250,000.

(f)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Oct. 31, 2002, is as follows:

     Security                       Acquisition                Cost
                                        dates
     Adaytum Software
       Series E                 09-15-00 thru 05-10-01      $  650,318
       Warrants                        05-10-01                     --
     Agiliti
       Cv Series C                     11-14-00              1,650,000
     Avasta
       Series B                        11-09-00              1,649,847
     Avasta E-Services
       Warrants                        11-08-00                     --
     Bluestream Ventures LP     06-28-00 thru 006-28-01      2,500,000
     Evoice
       Cv Series D                     11-27-00              1,100,000
     Marketsoft
       Cv                              12-11-00              1,100,001
     Paxonet Communications     04-04-01 thru 04-23-01         300,000
     Portera
       Series G                        11-10-00              1,425,003
     Retail Exchange.com               11-29-00                606,464
       Warrants                        11-29-00                      1
     Vcommerce
       Cv Series C                     07-21-00                300,001


(g) During the current fiscal year a liquidation payment of $493,537 was received. This payment was accounted for as a reduction of cost.

(h) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $135,261,833 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation        $ 10,663,184
     Unrealized depreciation         (21,912,558)
                                     -----------
     Net unrealized depreciation    $(11,249,374)
                                    ------------

--------------------------------------------------------------------------------
13   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

Oct. 31, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $128,405,924)                          $124,012,459
Cash in bank on demand deposit                                   47,445
Dividends and accrued interest receivable                        36,585
Receivable for investment securities sold                    11,980,481
                                                             ----------
Total assets                                                136,076,970
                                                            -----------

Liabilities
Payable for investment securities purchased                  13,876,568
Payable upon return of securities loaned (Note 4)             1,261,000
Accrued investment management services fee                        2,377
Other accrued expenses                                           26,767
                                                                 ------
Total liabilities                                            15,166,712
                                                             ----------
Net assets                                                 $120,910,258
                                                           ============
* Including securities on loan, at value (Note 4)          $  1,190,190
                                                           ------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Statement of operations
World Technologies Portfolio

Year ended Oct. 31, 2002

Investment income
Income:
Dividends                                                                  $    263,701
Interest                                                                        251,975
   Less foreign taxes withheld                                                  (28,519)
                                                                                -------
Total income                                                                    487,157
                                                                                -------
Expenses (Note 2):
Investment management services fee                                            1,358,065
Compensation of board members                                                    10,463
Custodian fees                                                                   47,467
Audit fees                                                                       19,500
Other                                                                            13,907
                                                                                 ------
Total expenses                                                                1,449,402
   Earnings credits on cash balances (Note 2)                                    (1,930)
                                                                                 ------
Total net expenses                                                            1,447,472
                                                                              ---------
Investment income (loss) -- net                                                (960,315)
                                                                               --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                           (87,249,962)
   Options contracts written (Note 5)                                           358,005
                                                                                -------
Net realized gain (loss) on investments                                     (86,891,957)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        15,298,490
                                                                             ----------
Net gain (loss) on investments and foreign currencies                       (71,593,467)
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $(72,553,782)
                                                                           ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio

Year ended Oct. 31,                                              2002            2001
Operations
Investment income (loss) -- net                             $   (960,315)    $    (356,584)
Net realized gain (loss) on investments                      (86,891,957)     (392,358,181)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            15,298,490       (31,209,649)
                                                              ----------       -----------
Net increase (decrease) in net assets
   resulting from operations                                 (72,553,782)     (423,924,414)
                                                             -----------      ------------
Proceeds from contributions                                   12,839,018       208,160,212
Fair value of withdrawals                                    (37,231,532)      (27,593,768)
                                                             -----------       -----------
Net contributions (withdrawals) from partners                (24,392,514)      180,566,444
                                                             -----------       -----------
Total increase (decrease) in net assets                      (96,946,296)     (243,357,970)
Net assets at beginning of year                              217,856,554       461,214,524
                                                             -----------       -----------
Net assets at end of year                                   $120,910,258     $ 217,856,554
                                                            ============     =============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
World Technologies Portfolio


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests in equity securities of companies within the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of Oct. 31, 2002, investments in securities included issues that were illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2002 was $2,917,900 representing 2.41% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2002, the Portfolio has entered into outstanding future capital commitments for limited partnership interests of $1,250,000.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually. On November 13, 2002, shareholders approved the addition of a performance incentive adjustment that may adjust the management fee upward or downward based upon a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on June 1, 2003 and will cover the six-month period beginning Dec. 1, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 2002, the Portfolio's custodian fees were reduced by $1,930 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $698,610,118 and $721,032,150, respectively, for the year ended Oct. 31, 2002. For the same period, the portfolio turnover rate was 391%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $202,910 for the year ended Oct. 31, 2002.


4. LENDING OF PORTFOLIO SECURITIES
As of Oct. 31, 2002, securities valued at $1,190,190 were on loan to brokers. For collateral, the Portfolio received $1,261,000 in cash. Income from securities lending amounted to $27,063 for the year ended Oct. 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                     Year ended Oct. 31, 2002
                                   Puts                   Calls
                             Contracts Premiums    Contracts  Premiums
Balance Oct. 31, 2001          250     $ 50,498      1,665    $ 463,558
Opened                          --           --      1,300      328,303
Closed                        (250)     (50,498)    (1,790)    (403,668)
Exercised                       --           --       (875)    (308,479)
Expired                         --           --       (300)     (79,714)
                              ----        -----       ----      -------
Balance Oct. 31, 2002           --     $     --         --    $      --
                              ----        -----       ----      -------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
21   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

Oct. 31, 2002

Assets
Investment in Portfolio (Note 1)                                             $ 120,893,146
Capital shares receivable                                                            9,723
                                                                                     -----
Total assets                                                                   120,902,869
                                                                               -----------

Liabilities
Capital shares payable                                                               8,922
Accrued distribution fee                                                             1,637
Accrued transfer agency fee                                                          3,108
Accrued administrative services fee                                                    198
Other accrued expenses                                                             159,273
                                                                                   -------
Total liabilities                                                                  173,138
                                                                                   -------
Net assets applicable to outstanding capital stock                           $ 120,729,731
                                                                             =============

Represented by
Capital stock -- $.01 par value (Note 1)                                     $   1,217,629
Additional paid-in capital                                                     615,176,743
Undistributed net investment income                                                 86,706
Accumulated net realized gain (loss) (Note 5)                                 (491,358,471)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (4,392,876)
                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock     $ 120,729,731
                                                                             =============
Net assets applicable to outstanding shares:    Class A                      $  80,830,612
                                                Class B                      $  37,877,444
                                                Class C                      $   1,963,519
                                                Class Y                      $      58,156
Net asset value per share of outstanding capital stock:
                                                Class A shares 78,409,973    $        1.03
                                                Class B shares 41,165,403    $        0.92
                                                Class C shares  2,130,986    $        0.92
                                                Class Y shares     56,502    $        1.03
                                                                   ------    -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Year ended Oct. 31, 2002

Investment income
Income:
Dividends                                                                     $    263,670
Interest                                                                           251,950
   Less foreign taxes withheld                                                     (28,515)
                                                                                   -------
Total income                                                                       487,105
                                                                                   -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                1,447,293
Distribution fee
   Class A                                                                         312,347
   Class B                                                                         595,774
   Class C                                                                          37,974
Transfer agency fee                                                              1,188,893
Incremental transfer agency fee
   Class A                                                                          88,555
   Class B                                                                          72,489
   Class C                                                                           3,582
Service fee -- Class Y                                                                  64
Administrative services fees and expenses                                          112,662
Compensation of board members                                                        9,430
Printing and postage                                                               168,808
Registration fees                                                                   55,321
Audit fees                                                                           6,500
Other                                                                                2,234
                                                                                     -----
Total expenses                                                                   4,101,926
   Earnings credits on cash balances (Note 2)                                       (1,475)
                                                                                    ------
Total net expenses                                                               4,100,451
                                                                                 ---------
Investment income (loss) -- net                                                 (3,613,346)
                                                                                ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                       (87,239,077)
   Options contracts written                                                       357,962
                                                                                   -------
Net realized gain (loss) on investments                                        (86,881,115)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           15,296,644
                                                                                ----------
Net gain (loss) on investments and foreign currencies                          (71,584,471)
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $(75,197,817)
                                                                              ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund

Year ended Oct. 31,                                              2002             2001
Operations
Investment income (loss) -- net                           $   (3,613,346)  $    (4,080,511)
Net realized gain (loss) on investments                      (86,881,115)     (392,303,736)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            15,296,644       (31,205,076)
                                                              ----------       -----------
Net increase (decrease) in net assets
   resulting from operations                                 (75,197,817)     (427,589,323)
                                                             -----------      ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                    37,783,172       209,393,984
   Class B shares                                             14,424,364        80,620,251
   Class C shares                                              1,493,914         5,921,904
   Class Y shares                                                 76,038           215,882
Payments for redemptions
   Class A shares                                            (54,052,105)      (90,799,810)
   Class B shares (Note 2)                                   (19,608,355)      (20,364,403)
   Class C shares (Note 2)                                    (1,832,580)         (660,768)
   Class Y shares                                                (46,571)         (143,621)
                                                                 -------          --------
Increase (decrease) in net assets from
  capital share transactions                                 (21,762,123)      184,183,419
                                                             -----------       -----------
Total increase (decrease) in net assets                      (96,959,940)     (243,405,904)
Net assets at beginning of year                              217,689,671       461,095,575
                                                             -----------       -----------
Net assets at end of year                                   $120,729,731     $ 217,689,671
                                                            ============     =============
Undistributed net investment income                         $     86,706     $          --
                                                            ------------     -------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

24   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Global Technology Fund (formerly known as AXP Innovations Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. On Nov. 13, 2002 shareholders approved changing the Fund from diversified to non-diversified. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio
The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. World Technologies Portfolio invests in equity securities of companies within the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,700,052 resulting in a net reclassification adjustment to decrease paid-in capital by $3,700,052.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                    2002                    2001
Class A
Distributions paid from:
        Ordinary income                 $--                    $--
        Long-term capital gain           --                     --
Class B
Distributions paid from:
        Ordinary income                  --                     --
        Long-term capital gain           --                     --
Class C
Distributions paid from:
        Ordinary income                  --                     --
        Long-term capital gain           --                     --
Class Y
Distributions paid from:
        Ordinary income                  --                     --
        Long-term capital gain           --                     --

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $          --
Accumulated gain (loss)                         $(484,898,024)
Unrealized appreciation (depreciation)          $ (10,766,617)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative

--------------------------------------------------------------------------------
26   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT
service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $618,911 for Class A, $96,228 for Class B and $1,872 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's transfer agency fees were reduced by $1,475 as a result of earnings credits from overnight cash balances.


3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                    Year ended Oct. 31, 2002
                                            Class A      Class B        Class C     Class Y
Sold                                      24,601,849   10,522,166     1,103,099      50,002
Issued for reinvested distributions               --           --            --          --
Redeemed                                 (37,466,707)  (16,160,687)  (1,796,278)    (29,205)
                                         -----------   -----------   ----------     -------
Net increase (decrease)                  (12,864,858)  (5,638,521)     (693,179)     20,797
                                         -----------   ----------      --------      ------



                                                       Year ended Oct. 31, 2001
                                           Class A         Class B        Class C     Class Y
Sold                                      67,577,147     27,705,885     2,451,303     100,791
Issued for reinvested distributions               --             --            --          --
Redeemed                                 (36,991,839)    (9,957,212)     (319,219)    (81,895)
                                         -----------     ----------      --------     -------
Net increase (decrease)                   30,585,308     17,748,673     2,132,084      18,896
                                          ----------     ----------     ---------      ------


--------------------------------------------------------------------------------
27   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

4. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.


5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes the Fund has a capital loss carry-over of $484,898,024 as of Oct. 31, 2002, that will expire in 2008 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                            2002          2001            2000           1999            1998
Net asset value, beginning of period                   $1.60        $ 5.26         $ 11.27         $ 5.41           $5.27
                                                       -----        ------         -------         ------           -----
Income from investment operations:
Net investment income (loss)                            (.03)         (.02)           (.01)          (.08)           (.07)
Net gains (losses) (both realized and unrealized)       (.54)        (3.64)           7.05           5.94             .21
                                                        ----         -----            ----           ----             ---
Total from investment operations                        (.57)        (3.66)           7.04           5.86             .14
                                                        ----         -----            ----           ----             ---
Less distributions:
Distributions from realized gains                         --            --           (1.29)            --              --
Tax return of capital(h)                                  --            --          (11.76)            --              --
                                                        ----         -----            ----           ----             ---
Total distributions                                       --            --          (13.05)            --              --
                                                        ----         -----            ----           ----             ---
Net asset value, end of period                         $1.03        $ 1.60         $  5.26         $11.27           $5.41
                                                       -----        ------         -------         ------           -----

Ratios/supplemental data:
Net assets, end of period (in thousands)             $80,831      $146,139        $319,164         $7,435          $3,572
Ratio of expenses to average daily net assets(c)       1.91%         1.63%           1.24%(d)       1.11%(d)        1.33%(d)
Ratio of net investment income (loss)
   to average daily net assets                        (1.65%)        (.99%)          (.38%)        (1.01%)         (1.29%)
Portfolio turnover rate
   (excluding short-term securities) 391%               233%          116%            113%           200%
Total return(j)                                      (35.62%)      (69.58%)         66.58%        108.32%           2.68%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                            2002          2001            2000           1999            1998
Net asset value, beginning of period                   $1.44        $ 4.77         $ 11.02        $  5.33           $5.23
                                                       -----        ------         -------        -------           -----
Income from investment operations:
Net investment income (loss)                            (.04)         (.04)           (.04)          (.14)           (.11)
Net gains (losses) (both realized and unrealized)       (.48)        (3.29)           6.84           5.83             .21
                                                        ----         -----            ----           ----             ---
Total from investment operations                        (.52)        (3.33)           6.80           5.69             .10
                                                        ----         -----            ----           ----             ---
Less distributions:
Distributions from realized gains                         --            --           (1.29)            --              --
Tax return of capital(h)                                  --            --          (11.76)            --              --
                                                       -----        ------         -------         ------           -----
Total distributions                                       --            --          (13.05)            --              --
                                                       -----        ------         -------         ------           -----
Net asset value, end of period                         $0.92        $ 1.44         $  4.77         $11.02           $5.33
                                                       -----        ------         -------         ------           -----

Ratios/supplemental data:
Net assets, end of period (in thousands)             $37,877       $67,425        $138,545           $220            $107
Ratio of expenses to average daily net assets(c)        2.71%        2.42%           2.01%(e)       1.86%(e)        2.08%(e)
Ratio of net investment income (loss)
   to average daily net assets                        (2.45%)       (1.78%)         (1.16%)        (1.76%)         (2.04%)
Portfolio turnover rate
   (excluding short-term securities) 391%               233%          116%            113%           200%
Total return(j)                                      (36.11%)      (69.81%)         65.25%        106.72%           1.91%


Class C

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                             2002         2001            2000(b)
Net asset value, beginning of period                   $1.44        $ 4.77           $5.05
                                                       -----        ------           -----
Income from investment operations:
Net investment income (loss)                            (.04)         (.04)           (.01)
Net gains (losses) (both realized and unrealized)       (.48)        (3.29)           (.27)
                                                        ----         -----            ----
Total from investment operations                        (.52)        (3.33)           (.28)
                                                        ----         -----            ----
Net asset value, end of period                         $0.92        $ 1.44           $4.77
                                                       -----        ------           -----

Ratios/supplemental data:
Net assets, end of period (in thousands)              $1,964        $4,069          $3,298
Ratio of expenses to average daily net assets(c)       2.69%         2.42%           2.01%(f),(i)
Ratio of net investment income (loss)
   to average daily net assets                        (2.39%)      (1.84%)          (1.17%)(i)
Portfolio turnover rate
   (excluding short-term securities)                    391%          233%            116%
Total return(j)                                      (36.11%)      (69.81%)         (5.54%)


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
29   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                            2002          2001            2000           1999            1998
Net asset value, beginning of period                   $1.60        $ 5.25         $ 11.27        $  5.41           $5.27
                                                       -----        ------         -------        -------           -----
Income from investment operations:
Net investment income (loss)                            (.03)         (.02)             --           (.08)           (.07)
Net gains (losses) (both realized and unrealized)       (.54)        (3.63)           7.03           5.94             .21
                                                        ----         -----            ----           ----             ---
Total from investment operations                        (.57)        (3.65)           7.03           5.86             .14
                                                        ----         -----            ----           ----             ---
Less distributions:
Distributions from realized gains                         --            --           (1.29)            --              --
Tax return of capital(h)                                  --            --          (11.76)            --              --
                                                       -----        ------         -------        -------           -----
Total distributions                                       --            --          (13.05)            --              --
                                                       -----        ------         -------        -------           -----
Net asset value, end of period                         $1.03        $ 1.60         $  5.25         $11.27           $5.41
                                                       -----        ------         -------        -------           -----

Ratios/supplemental data:
Net assets, end of period (in thousands)                 $58           $57             $88           $225            $108
Ratio of expenses to average daily net assets(c)       1.72%         1.49%            .94%(g)       1.11%(g)        1.33%(g)
Ratio of net investment income (loss)
   to average daily net assets                        (1.61%)       (.89%)          (.80%)         (1.01%)         (1.29%)
Portfolio turnover rate
   (excluding short-term securities)                    391%          233%            116%           113%            200%
Total return(j)                                      (35.63%)      (69.52%)         66.27%        108.32%           2.68%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45%, 1.22% and 1.63% for the periods ended 2000, 1999 and 1998, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26%, 1.97% and 2.38% for the periods ended 2000, 1999 and 1998, respectively.

(f) AEFC wavied/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19%, 1.12% and 1.63% for the periods ended 2000, 1999 and 1998, respectively.

(h) A distribution payable to a single corporate shareholder.

(i) Adjusted to an annual basis.

(j) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Global Technology Fund (a series of AXP Global Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002, and the financial highlights for each of the years in the five-year period ended October 31, 2002 These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Technology Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
31   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
32   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.


--------------------------------------------------------------------------------
33   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
34   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP GLOBAL TECHNOLOGY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(Unaudited)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                                Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson                  307,453,620.786                 14,362,721.733
Philip J. Carroll, Jr.           308,412,076.160                 13,404,266.359
Livio D. DeSimone                308,262,299.954                 13,554,042.565
Barbara H. Fraser                308,553,589.276                 13,262,753.243
Ira D. Hall                      308,448,906.441                 13,367,436.078
Heinz F. Hutter                  308,072,355.120                 13,743,987.399
Anne P. Jones                    308,311,677.602                 13,504,664.917
Stephen R. Lewis, Jr.            308,936,401.929                 12,879,940.590
Alan G. Quasha                   308,629,909.046                 13,186,433.473
Stephen W. Roszell               308,744,782.085                 13,071,560.434
Alan K. Simpson                  307,351,873.663                 14,464,468.856
Alison Taunton-Rigby             308,617,744.419                 13,198,598.100
William F. Truscott              308,790,666.447                 13,025,676.072

--------------------------------------------------------------------------------
35   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.
      Shares Voted "For"    Shares Voted "Against"          Abstentions              Broker Non-Votes
        261,361,542.848         30,761,596.724              9,739,751.947             19,953,451.000



Proposal 3
To approve a policy authorizing American Express Financial Corporation,  subject to Board approval,  to retain and replace subadvisers,  or to modify subadvisory agreements, without shareholder approval.
      Shares Voted "For"   Shares Voted "Against"          Abstentions              Broker Non-Votes
        67,930,853.660          7,320,835.362              2,321,837.749              7,797,179.000



Proposal 4
To approve changes to the Investment Management Services Agreement:
4(a). To add a performance incentive adjustment.
      Shares Voted "For"  Shares Voted "Against"          Abstentions              Broker Non-Votes
        68,452,315.223         6,553,552.680              2,567,658.868              7,797,179.000



Proposal 5
To change the fund's classification from diversified to non-diversified.
      Shares Voted "For"   Shares Voted "Against"          Abstentions              Broker Non-Votes
        66,607,921.118        7,478,726.567              3,486,879.086              7,797,179.000


* Denotes Registrant-wide proposals and voting results.


--------------------------------------------------------------------------------
36   --   AXP GLOBAL TECHNOLOGY FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Global Technology Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                        (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


S-6395 F (12/02)